NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.
INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS.

Yulong Eco-Materials Limited

PAR VALUE: $0.001

CUSIP NO. 698847 10 9

THIS CERTIFIES THAT

SPECIMEN

IS THE RECORD HOLDER OF

Fully paid **Yulong Eco-Materials Limited** Ordinary Shares
transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.
This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

CHIEF FINANCIAL OFFICER

YULONG ECO-MATERIALS LIMITED
CORPORATE
Seal
CAYMAN ISLANDS

CHIEF EXECUTIVE OFFICER

COUNTERSIGNED & REGISTERED

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED Transfer Agent-Authorized Signature

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	- as tenants in common	UNIF GIFT MIN ACT.......................Custodian....................... (Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors
JT TEN	- as joint tenants with the right of survivorship and not as tenants in common	Act.. (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ________________________ *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ *shares*

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *, Attorney*
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________________

X ____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK), OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

✧✧✧ FOR MEDALLION GUARANTEE USE ONLY ✧✧✧